Exhibit 4.1

COMMON STOCK		COMMON STOCK

THE CERTIFICATE IS TRANSFERABLE IN		PAR VALUE $.01
CANTON MA AND JERSEY CITY NJ

[VIASYSTEMS LOGO]

Certificate Number		Shares

VIASYSTEMS GROUP, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT	CUSIP _______________

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of
     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF Viasystems Group, Inc. (hereinafter referred to as the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended from time to time, of the Corporation (a copy of which is on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED _______________
COUNTERSIGNED AND REGISTERED
COMPUTERSHARE INVESTOR SERVICES, LLC
(CHICAGO)
President	[SEAL]	TRANSFER AGENT AND REGISTRAR

______________________________	By
Secretary		AUTHORIZED SIGNATURE
SECURITY INSTRUCTIONS ON REVERSE
14969

VIASYSTEMS GROUP, INC.
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT- ________________ Custodian ________________ (Cust) (Minor)
TEN ENT	- as tenants by the entireties	under Uniform Gift to Minors Act _______________ (State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.
For value received, ______________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                                     shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                                                                                                                     Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	Signature:

Signature:

		Notice:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.